<PAGE 1>
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)
                     November 15, 1996

       IBM CREDIT RECEIVABLES, INC., ON BEHALF OF THE
      IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
  (Issuer of the 4.55% Class A Lease Backed Certificates,
                       Series 1993-1,
  5.33% Class A-1 Lease Backed Certificates, Series 1994-1
                            and
  6.55% Class A-2 Lease Backed Certificates, Series 1994-1)
______________________________________________________________________
     (Exact Name of Registrant as Specified in Charter)


       Cayman Islands            33-69028         06-1383202
____________________________  _____________  _____________________
(State or Other Jurisdiction  (Commission     (IRS Employer
   of Incorporation)           File Number)    Identification No.)

    1133 Westchester Avenue, Room 3C2108
          White Plains, New York                   10604
__________________________________________      ___________


                            -  -









  (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code (914) 642-5844

                       Not Applicable
_____________________________________________________________
   (Former Name or Former Address, if changed Since Last
                          Report)

Item 5.  Other Events

         The Registrant is filing the exhibits listed in item 7 below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 7.1 Monthly Statement for the 4.55% Class A Lease Backed Certificates,
            Series 1993-1, with report to the Distribution Date occurring on the date of this report.

Exhibit 7.2 Monthly Statement for the 5.33% Class A-1 Lease Backed Certificates,
            Series 1994-1 and the 6.55% Class A-2 Lease Backed Certificates, Series 1994-1, with report to the Distribution Date occurring on the date of this report.






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.

                                     IBM CREDIT RECEIVABLES LEASE ASSET
                                     MASTER TRUST

                                     By:  IBM CREDIT RECEIVABLES, INC.

                                     By:

                                        ______________________________
                                        Name:  Kimberly A. Kispert
Date:  November 15, 1996                Title: President and Treasurer
<PAGE 2>

                                                                         Exhibit 7.1
                          MONTHLY STATEMENT

                 IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
                                 SERIES 1993-1




                            -  -









     Delivered pursuant to Section 4.05 of the Pooling
     and Servicing Agreement dated as of November 1, 1993,
     between IBM Credit Receivables, Inc., a Cayman
     Islands company, as Seller (the "Seller"), IBM Credit
     Corporation, a Delaware corporation, as Servicer (the
     "Servicer"), and Norwest Bank Minnesota, National
     Association, a national banking association, as trustee (the
     "Trustee"), set forth below is the required information
     with respect to the Distribution Date of November 15, 1996 and with respect to the performance of the Trust during the
     Collection Period from October 2, 1996  to November 1, 1996.
     Capitalized terms used in this Certificate have their
     respective meanings set forth in the Pooling and Servicing
     Agreement:
     A)        Information Regarding the Current             Total           Per $1000
                 Monthly Distribution (Stated in total   Distribution        Original
                 and on the basis of $1,000 Original                         Certificate
                 Certificate Principal Amount).                              Principal
                 (1)     The amounts by Class of the
                 distribution to Class A Certificateholders
                 and the Class B Certificateholders
                 on November 15, 1996.

         Class A                                           15,735,017.38        15.73502
         Class B                                            2,776,767.78        15.73502

<PAGE 3>

                 (2)    The amounts by Class of the
                 distribution set forth in paragraph 1
                 above in respect of interest on the
                 Class A Certificates and the Class B
                 Certificates.

         Class A                                              648,567.95         0.64857
         Class B                                              114,453.17         0.64857

                 (3)    The amount by Class of the
                 distribution set forth in paragraph 1
                 above in respect of principal of the
                 Class A Certificates and the Class B
                 Certificates.

         Class A                                           15,086,449.43        15.08645
         Class B                                            2,662,314.61        15.08645

     B)        Information Regarding the Performance of
                 the Series 1993-1 Full Amortization
                 Pool with respect to Series 1993-1's
                 Full Amortization Period.



                            -  -










                 (1)    Collections of Scheduled Payments:

            (a)     The aggregate amount of
            Collections of Scheduled Payments
            processed with respect to the Series 1993-1
            Full Amortization Pool during the
            Collection Period immediately
            preceding the Distribution Date
            allocated to each of Class A and Class B.

                   Class A                                 16,124,473.23
                   Class B                                  2,845,495.28

<PAGE 4>

            (b)     The aggregate Contract
            Balances of the Contracts
            outstanding and the Participation
            Balance of the Participation
            Interest, if any, as of the day
            before the last day of the
            Collection Period immediately
            preceding the Distribution Date
            allocated to each of Class A and
            Class B.

                   Class A                                171,050,888.68
                   Class B                                 30,185,450.94

            (c)     The aggregate amount of
            Collections of Finance Charge
            Payments processed with respect to
            the Series 1993-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                   Class A                                  1,399,822.10
                   Class B                                    247,027.43

            (d)     The aggregate amount of
            Collections of Principal Payments
            processed with respect to the Series
            1993-1 Full Amortization Pool during
            the Collection Period immediately
            preceding the Distribution Date
            allocated to each of Class A and
            Class B.

                   Class A                                 14,724,651.13



                            -  -









                   Class B                                  2,598,467.85

<PAGE 5>

            (e)     The aggregate amount of net
            Recoveries processed with respect
            to the Series 1993-1 Full Amortization
            Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                   Class A                                          0.00
                   Class B                                          0.00

                 (2)    Contract Balances of the Contracts
                 and Participation Balance of the Participation
                 Interest, if any, included in the Series 1993-1
                 Full Amortization Pool as of the day
                 before the last day of the immediately
                 preceding Collection Period.

            (a)     The aggregate Contract
            Balances and Participation Balance
            of the Participation Interest, if any,
            included in the Series 1993-1 Full
            Amortization Pool as of the day
            before the last day of the immediately
            preceding Collection Period.                  337,693,683.09

            (b)     The Class A Invested Amount
            and the Class B Invested Amount
            (each as defined in the Pooling and
            Servicing Agreement) as of the day
            before the last day of the immediately
            preceding Collection Period.


                   Class A                                171,050,888.68
                   Class B                                 30,185,450.94

<PAGE 6>

            (c)     The Class A Invested Amount on
            the date of issuance of the Class A
            Certificates (the "Initial Class A
            Invested Amount") and the Class B
            Invested Amount on the date of
            issuance of the Class B
            Certificates (the "Initial Class B
            Invested Amount")



                            -  -









                   Class A                              1,000,000,000.00
                   Class B                                176,470,588.24

            (d)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class A Certificateholders with
            respect to the immediately preceding
            Collection Period.                                     50.65%

            (e)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class B Certificateholders with
            respect to the immediately preceding
            Collection Period.                                      8.94%

<PAGE 7>

                 (3)    Delinquent Balances of Contracts in
                 the Trust.

                 The aggregate Contract Balances of the           Aggregate
                 Contracts which were delinquent as of            Contract
                 the close of business on the last day of         Balances
                 the Collection Period immediately
                 preceding the Distribution Date:
             (a)     31-60 days                                2,996,965.22

             (b)     61-90 days                                1,177,303.69

            (c)     91 or more days                           774,277.64


                          TOTAL                             4,948,546.55

                 (4)    Defaulted Amount.

                 The Defaulted Amount for the Collection
                 Period immediately preceding the
                 Distribution Date allocable to each
                 of Class A and Class B.

         Class A                                              361,798.30
         Class B                                               63,846.76

                 (5)    Investor Charge-Offs;
                 Reimbursement of Charge-Offs.

            (a)     The amount of the withdrawal,


                            -  -









            if any, from the Reserve Account.                       0.00

<PAGE 8>

            (b)     The amount
            required for such
            Distribution Date pursuant to
            section 4.05 (c)(i) and (ii)
            over the Class B Available
            Finance Charge Collections,
            but not more than the Class B
            Investor Default Amount for
            such Distribution Date, and
            not below zero (a "Class B
            Investor Charge-Off").                                  0.00

            (c)     The Excess of the Defaulted
            Amount allocable to the Class A
            Certificates over the Class B Investor
            Charge-Off, which excess is charged
            to the Class A Invested Amount
            (a "Class A Investor Charge-Off").                      0.00

            (d)     The amounts of the Class A
            Investor Charge-Offs and Class B
            Investor Charge-Offs set forth in
            item 5(c) and item 5(b) above, per
            $1,000 interest (which will have
            the effect of reducing, pro rata,
            the amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                   Class A                                          0.00
                   Class B                                          0.00

<PAGE 9>

            (e)     The total amounts reimbursed
            to the Trust for such Distribution
            Date in respect of Class A Investor
            Charge-Offs and Class B Investor
            Charge-Offs, respectively, for
            prior Distribution Dates.

                   Class A                                          0.00
                   Class B                                          0.00

            (f)     The amounts set forth in
            item 5(e) above, per $1,000
            interest (which will have the


                            -  -









            effect of increasing, pro rata, the
            amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                   Class A                                          0.00
                   Class B                                          0.00

            (g)     The amount, if any, by which
            the outstanding principal balances
            of the Class A Certificates and
            Class B Certificates exceed the
            Class A Invested Amount and Class B
            Invested Amount, respectively, as
            of the end of the day on the Record
            Date with respect to the
            Distribution Date.

                   Class A                                          0.00
                   Class B                                          0.00

<PAGE 10>

                 (6)    Investor Monthly Servicing fee.

                 The amount of the series 1993-1 Monthly
                 Servicing Fee payable to the Servicer
                 for the Distribution Date.                   167,696.95

                 (7)    Available Reserve Amount

            (a)     The amount available to be
            withdrawn from the Reserve Account
            for the Class A Certificateholders
            as of the close of business on such
            Distribution Date, before giving
            effect to all withdrawals from, or
            deposits to the Reserve Account on
            such Distribution Date.                        10,000,000.00

            (b)     The ratio of the Available
            Reserve Amount to the
            Invested Amount of the Class A
            Certificates as of the close of
            business on such Distribution Date,
            after giving effect to all withdrawals
            from the Reserve Account and payments
            to the Reserve Depositor on such
            Distribution Date.                                      6.41%

                 (8)    Deficit Controlled Amortization
                 Amount.


                            -  -










                 The existing Deficit Controlled
                 Amortization amount for such
                 Distribution Date.                                 0.00

<PAGE 11>

     C)        The Pool Factors.

                 The Pool Factors for the preceding
                 Determination Date for Class A and
                 Class B, respectively, which represent
                 the ratios of the Class A Invested
                 Amount and Class B Invested Amount,
                 respectively, as of such Determination
                 Date to the Class A Initial Invested
                 Amount and the Class B Initial Invested
                 Amount, respectively.

         Class A                                               0.1559644
         Class B                                               0.1559644

     D)        Contract Balance.

                 (1)    The aggregate Contract Balances of
                 the Contracts and the Participation
                 Balance of the Participation Interest,
                 if any, included in the Series 1993-1 Full
                 Amortization Pool at the close of business
                 on the last day of the immediately preceding
                 Collection Period.                       307,909,571.99


                          IBM CREDIT CORPORATION,
                               Servicer

                               by:     /s/ N. J. DiMarco


                               N. J. DiMarco
                               Manager Remarketing & Investor Accounting

<PAGE 12>
                         MONTHLY SERVICER'S CERTIFICATE

                   IBM CREDIT CORPORATION

                          IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST

                             SERIES 1993-1


         The undersigned, a duly authorized representative


                            -  -









     of IBM Credit Corporation, as Servicer ("IBMCC"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-1 Supplement (as amended and supplemented, the "Series Supplement"), among IBM Credit Receivables, Inc., a Cayman Islands company, as Seller (the "Seller"), IBM Credit Corporation, a Delaware corporation, as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as Applicable.

         2. IBMCC is, as of the date hereof, the Servicer under the Agreement.

         3.     The undersigned is a Servicing Officer.


         4.     This Certificate relates to the Distribution
               Date occurring on November 15, 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Collection Period preceding such Distribution Date.
<PAGE 13>
         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Contracts other than pursuant to the Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of November, 1996.


                          IBM CREDIT CORPORATION,
                          Servicer,

                               by:     /s/ N. J. DiMarco


                               N. J. DiMarco
                               Manager Remarketing & Investor Accounting
<PAGE 14>


                            -  -









                          MONTHLY STATEMENT

                 IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
                                 SERIES 1994-1


     Delivered pursuant to Section 4.05 of the Pooling
     and Servicing Agreement dated as of August 3, 1994,
     between IBM Credit Receivables, Inc., a Cayman
     Islands company, as Seller (the "Seller"), IBM Credit
     Corporation, a Delaware corporation, as Servicer (the
     "Servicer"), and Norwest Bank Minnesota, National
     Association, a national banking association, as trustee (the
     "Trustee"), set forth below is the required information
     with respect to the Distribution Date of November 15, 1996 and with respect to the performance of the Trust during the
     Collection Period from October 2, 1996  to November 1, 1996.
     Capitalized terms used in this Certificate have their
     respective meanings set forth in the Pooling and Servicing
     Agreement:
     A)        Information Regarding the Current             Total       Per $1000
                 Monthly Distribution (Stated in total   Distribution    Original
                 and on the basis of $1,000 Original                     Certificate
                 Certificate Principal Amount).                          Principal
                                                                         Amount
                 (1)     The amounts by Class of the
                 distribution to Class A1 Certificateholders,
                 Class A2 Certificateholders and
                 the Class B Certificateholders
                 on November 15, 1996.

         Class A1                                                   0.00         0.00000
         Class A2                                           7,103,443.47        36.12943
         Class B                                            1,226,276.61        23.16300

<PAGE 15>

                 (2)    The amounts by Class of the
                 distribution set forth in paragraph 1
                 above in respect of interest on the
                 Class A1 Certificates and the Class A2
                 and the Class B Certificates.

         Class A1                                                   0.00         0.00000
         Class A2                                             413,989.22         2.10563
         Class B                                               73,056.92         1.37996

                 (3)    The amount by Class of the
                 distribution set forth in paragraph 1
                 above in respect of principal of the
                 Class A1 Certificates and the Class A2


                            -  -









                 and the Class B Certificates.

         Class A1                                                   0.00         0.00000
         Class A2                                           6,689,454.25        34.02380
         Class B                                            1,153,219.69        21.78304

     B)        Information Regarding the Performance of
                 the Series 1994-1 Full Amortization Pool
                 Pool with respect to Series 1994-1's
                 Full Amortization Period.


                 (1)    Collections of Scheduled Payments:

            (a)     The aggregate amount of
            Collections of Scheduled Payments
            processed with respect to the
            Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                   Class A                                  7,149,722.44
                   Class B                                  1,261,715.74

<PAGE 16>

            (b)     The aggregate Contract
            Balances of the Contracts
            outstanding and the Participation
            Balance of the Participation
            Interests, if any, as of the day
            before the last day of the
            Collection Period immediately
            preceding the Distribution Date
            allocated to each of Class A and
            Class B.

                   Class A                                 75,845,353.79
                   Class B                                 13,384,474.35

            (c)     The aggregate amount of
            Collections of Finance Charge
            Payments processed with respect to
            the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                   Class A                                    620,692.49
                   Class B                                    109,533.97



                            -  -









            (d)     The aggregate amount of
            Collections of Principal Payments
            processed with respect to the
            Series 1994-1 Full Amortization Pool
            during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                   Class A                                  6,529,029.94
                   Class B                                  1,152,181.77

<PAGE 17>

            (e)     The aggregate amount of net
            Recoveries processed with respect
            to the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                   Class A                                          0.00
                   Class B                                          0.00

                 (2)    Contract Balances of the Contracts
                 and Participation Balance of the
                 Participation Interests, included in the
                 Series 1994-1 Full Amortization Pool as of the day before the last day of the immediately preceding Collection Period.

            (a)     The aggregate Contract
            Balances and Participation Balance
            of the Participation Interests,
            included in the Series 1994-1 Full
            Amortization Pool as of the day before the
            last day of the immediately
            preceding Collection Period.                  136,457,343.47

            (b)     The Class A1 Invested Amount,
            Class A2 Invested Amount and
            the Class B Invested Amount
            (each as defined in the Pooling and
            Servicing Agreement) as of the day
            before the last day of the immediately
            preceding Collection Period.


                   Class A1                                         0.00
                   Class A2                                75,845,353.79
                   Class B                                 13,384,474.35



                            -  -









            (c)     The Class A1 Invested Amount on
            the date of issuance of the Class A1
            Certificates (the "Initial Class A1
            Invested Amount") and the Class A2
            invested Amount on the date of
            issuance of the Class A2 Certificates
            (the "Initial Class A2 Invested
            Amount") and the Class B
            Invested Amount on the date of
            issuance of the Class B
            Certificates (the "Initial Class B
            Invested Amount")

                   Class A1                               103,389,000.00
                   Class A2                               196,611,000.00
                   Class B                                 52,941,177.00

            (d)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class A Certificateholders with
            respect to the immediately preceding
            Collection Period.                                     55.58%

            (e)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class B Certificateholders with
            respect to the immediately preceding
            Collection Period.                                      9.81%

                 (3)    Delinquent Balances of Contracts in
                 the Trust.

<PAGE 19>

                 The aggregate Contract Balances of the           Aggregate
                 Contracts which were delinquent as of            Contract
                 the close of business on the last day of         Balances
                 the Collection Period immediately
                 preceding the Distribution Date:
            (a)     31-60 days                              2,996,965.22

            (b)     61-90 days                              1,177,303.69

            (c)     91 or more days                           774,277.64


                          TOTAL                             4,948,546.55



                            -  -









                 (4)    Defaulted Amount.

                 The Defaulted Amount for the Collection
                 Period immediately preceding the
                 Distribution Date allocable to each
                 of Class A and Class B.

         Class A                                              160,424.31
         Class B                                               28,310.17

                 (5)    Investor Charge-Offs;
                 Reimbursement of Charge-Offs.

            (a)     The amount of the withdrawal,
            if any, from the Reserve Account.                       0.00

<PAGE 20>

            (b)     The amount
            required for such
            Distribution Date pursuant to
            section 4.05 (c)(i) and (ii)
            over the Class B Available
            Finance Charge Collections,
            but not more than the Class B
            Investor Default Amount for
            such Distribution Date, and
            not below zero (a "Class B
            Investor Charge-Off").                                  0.00

            (c)     The Excess of the Defaulted
            Amount allocable to the Class A
            Certificates over the Class B Investor
            Charge-Off, which excess is charged
            to the Class A Invested Amount
            (a "Class A Investor Charge-Off").                      0.00

            (d)     The amounts of the Class A
            Investor Charge-Offs and Class B
            Investor Charge-Offs set forth in
            item 5(c) and item 5(b) above, per
            $1,000 interest (which will have
            the effect of reducing, pro rata,
            the amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                   Class A                                          0.00
                   Class B                                          0.00

<PAGE 21>


                            -  -









            (e)     The total amounts reimbursed
            to the Trust for such Distribution
            Date in respect of Class A Investor
            Charge-Offs and Class B Investor
            Charge-Offs, respectively, for
            prior Distribution Dates.

                   Class A                                          0.00
                   Class B                                          0.00

            (f)     The amounts set forth in
            item 5(e) above, per $1,000
            interest (which will have the
            effect of increasing, pro rata, the
            amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                   Class A                                          0.00
                   Class B                                          0.00

            (g)     The amount, if any, by which
            the outstanding principal balances
            of the Class A1 Certificates,
            Class A2 Certificates and Class B
            Certificates exceed the Class A1
            Invested Amount, Class A2
            Invested Amount and Class B Invested
            Amount, respectively, as
            of the end of the day on the Record
            Date with respect to the
            Distribution Date.

                   Class A1                                         0.00
                   Class A2                                         0.00
                   Class B                                     27,272.25

<PAGE 22>

                 (6)    Investor Monthly Servicing fee.

                 The amount of the series 1994-1 Monthly
                 Servicing Fee payable to the Servicer
                 for the Distribution Date.                    74,358.19

                 (7)    Available Reserve Amount

            (a)     The amount available to be
            withdrawn from the Reserve Account
            for the Class A Certificateholders
            as of the close of business on such


                            -  -









            Distribution Date, before giving
            effect to all withdrawals from, or
            deposits to the Reserve Account on
            such Distribution Date.                         3,000,000.00

            (b)     The ratio of the Available
            Reserve Amount to the
            Invested Amount of the Class A
            Certificates as of the close of
            business on such Distribution Date,
            after giving effect to all withdrawals
            from the Reserve Account and payments
            to the Reserve Depositor on such
            Distribution Date.                                      4.34%

                 (8)    Deficit Controlled Amortization
                 Amount.

                 The existing Deficit Controlled
                 Amortization amount for such
                 Distribution Date.                                 0.00

<PAGE 23>

     C)        The Pool Factors.

                 The Pool Factors for the preceding
                 Determination Date for Class A1,
                 Class A2 and Class B respectively, which represent the ratios of Class A1 Invested
                 Amount, Class A2 Invested Amount
                 and Class B Invested Amount,
                 respectively, as of such Determination
                 Date to the Class A Initial Invested
                 Amount and the Class B Initial Invested
                 Amount, respectively.

         Class A1                                              0.0000000
         Class A2                                              0.3517397
         Class B                                               0.2305197

     D)        Contract Balance.

                 (1)    The aggregate Contract Balances of
                 the Contracts and the Participation
                 Balance of the Participation Interests,
                 included in the Series 1994-1 Full Amortization
                 Pool at the close of business on the
                 last day of the immediately preceding
                 Collection Period.                       124,421,996.40


                          IBM CREDIT CORPORATION,


                            -  -









                               Servicer

                               by:     /s/ N. J. DiMarco


                               N. J. DiMarco
                               Manager Remarketing & Investor Accounting

<PAGE 24>
                         MONTHLY SERVICER'S CERTIFICATE

                   IBM CREDIT CORPORATION

                          IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST

                             SERIES 1994-1


         The undersigned, a duly authorized representative of IBM Credit Corporation, as Servicer ("IBMCC"), pursuant to the Pooling and Servicing Agreement dated as of August 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-1 Supplement (as amended and supplemented, the "Series Supplement"), among IBM Credit Receivables, Inc., a Cayman Islands company, as Seller (the "Seller"), IBM Credit Corporation, a Delaware corporation, as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as Applicable.

         2. IBMCC is, as of the date hereof, the Servicer under the Agreement.

         3.     The undersigned is a Servicing Officer.

         4.     This Certificate relates to the Distribution
               Date occurring on November 15, 1996.
<PAGE 25>
         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Collection Period preceding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         7.     As of the date hereof, to the best knowledge


                            -  -









               of the undersigned, no Lien has been placed on any of the Contracts other than pursuant to the Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of November, 1996.


                          IBM CREDIT CORPORATION,
                          Servicer,

                               by:     /s/ N. J. DiMarco


                               N. J. DiMarco
                               Manager Remarketing & Investor Accounting